AMENDMENT
TO
REGISTRATION RIGHTS AGREEMENT

This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (the “Amendment”) dated as of April 11, 2008, is entered into by and between Novelos Therapeutics, Inc., a Delaware Corporation (the “Company”) and the entities listed on the signature pages hereto (collectively, the “Series B Holders”).

WHEREAS, the Company and the Series B Holders have entered into that certain Registration Rights Agreement, dated as of May 2, 2007 (the “Registration Agreement”);

WHEREAS, pursuant to Section 7(a) of the Registration Agreement, the Registration Agreement may be amended with the written consent of the Company and the Requisite Holders (as defined in the Registration Agreement);

WHEREAS, the Company and the Series B Holders, which holders include the Requisite Holders, desire to amend the Registration Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

1. Amendment. The Registration Agreement is hereby amended as follows:

(a) The definition of “Holders” in Section 1 is hereby deleted in its entirety and replaced with the following:

“Holders” shall mean the Investors, the Lead Investors and any Affiliate or permitted transferee thereof who is a subsequent holder of any Registrable Securities or shares of Preferred Stock convertible into Registrable Securities.

(b) The definition of “Registrable Securities” in Section 1 is hereby deleted in its entirety and replaced with the following:

“Registrable Securities” shall mean up to 12,000,000 shares of Common Stock issuable upon conversion of the Company’s Series D Convertible Preferred Stock, $.00001 par value per share (the “Series D Preferred Stock”), which Series D Preferred Stock was issued in exchange for the Registered Preferred Stock (as defined below) pursuant to that certain Securities Purchase Agreement dated as of March 26, 2008, as amended on April 9, 2008, by and among the Company and the investors set forth on Schedule I thereto; provided, that, a security shall cease to be a Registrable Security upon sale pursuant to a Registration Statement. For purposes hereof, “Registered Preferred Stock” is Preferred Stock that was convertible into 12,000,000 shares of Common Stock, the offer and sale of which is, as of the date hereof, registered pursuant to Amendment No. 3 to the Registration Statement on Form SB-2 (Registration No. 333-143263) filed with the SEC on August 29, 2007.

(c) Section 3(a) is amended by deleting “two years from the Closing Date” in subsection (ii) and replacing it with “three years from the Closing Date.”

2. Applicable Law. This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

3. Effect on Registration Agreement. Except as modified hereby, the Registration Agreement shall remain in full force and effect.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

IN WITNESS WHEREOF the undersigned have executed this Amendment to the Registration Rights Agreement as of the date first above written.

NOVELOS THERAPEUTICS, INC.

By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title: President and CEO

SERIES B HOLDERS:

Xmark Opportunity Fund, Ltd.		Caduceus Capital Master Fund Limited
Xmark Opportunity Fund, L.P.		Caduceus Capital II, L.P.
Xmark JV Investment Partners, LLC		UBS Eucalyptus Fund, L.L.C.
PW Eucalyptus Fund, Ltd.

By:	/s/ Mitchell D. Kaye	By:	/s/ Samuel D. Isaly
Name:	Mitchell D. Kaye	Name:	Samuel D. Isaly
Title:	Authorized Signatory	Title:	Managing Partner, Orbimed Advisors

Knoll Capital Fund II Master Fund, Ltd.		Hunt-BioVentures, L.P.
Europa International, Inc.		By : HBV GP, L.L.C, its General Partner

By:	/s/ Fred Knoll	By:	/s/ J. Fulton Murray, IIII
Name:	Fred Knoll	Name:	J. Fulton Murray, III
Title:	Portfolio Manager	Title:	Manager